UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2010 (May 21, 2010)
WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

97 Darling Avenue, South Portland, ME	04106

Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code (207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2010 Wright Express Corporation 2010 Equity and Incentive Plan
On May 21, 2010, at the annual meeting of stockholders of Wright Express Corporation (the “Company”), the Company’s stockholders approved the Wright Express Corporation 2010 Equity and Incentive Plan (the “2010 Plan”), which had previously been adopted by the Company’s board of directors subject to stockholder approval. Following stockholder approval of the 2010 Plan, on May 21, 2010, the Company’s board of directors approved an amendment to the 2010 Plan. The amendment reduced the number of shares available for grant under the Plan from 8,185,500 to 3,800,000.
The complete text of the amended 2010 Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. The 2010 Plan replaced the Company’s 2005 Equity and Incentive Plan (the “2005 Plan”), which was scheduled to expire on July 27, 2007. No further awards will be made under the 2005 Plan.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 21, 2010. At the Annual Meeting, the Company’s stockholders voted on the following matters:
1.	On the matter of the election of the two Class II directors listed in the proxy statement for three-year terms, the vote was as follows:

Nominees	Votes For	Votes Withheld	Broker Nonvotes
Kirk P. Pond	31,462,667	2,579,457	884,775
Shikhar Ghosh	29,010,663	5,031,461	884,775
2.	On the matter of the proposal approving the Wright Express Corporation 2010 Equity and Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Nonvotes
22,415,206	11,605,249	21,669	884,775
2.	On the matter of the proposal ratifying the selection by the audit committee of the board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Nonvotes
34,911,520	4,432	10,947	0
Item 8.01 Other Events.
On May 21, 2010, the Company’s board of directors authorized the Company to extend its existing share repurchase program through July 25, 2011.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Amended Wright Express Corporation 2010 Equity and Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: May 21, 2010	By:	/s/ Melissa D. Smith
Melissa D. Smith
CFO and Executive Vice President, Finance and Operations (principal financial officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 21, 2010
EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended Wright Express Corporation 2010 Equity and Incentive Plan